Exhibit 10.1

LICENSE AGREEMENT

This License Agreement (this “Agreement”) is dated as of 6th June, 2017 (“Agreement Date”), by and between (a) Accurexa Inc. (“ACCUREXA”), a company incorporated in the Republic of the Marshall Islands (the “Marshall Islands”), whose registered office and principal place of business is situated at Trust Company Complex, Ajeltake Road, Majuro, Marshall Islands MH 96960; and (b) Medisun Holdings Limited (“MEDISUN”), a company incorporated in the Hong Kong Special Administrative Region (“Hong Kong”) of the People’s Republic of China (“PRC”, together with Hong Kong, the Macau Special Administrative Region and Taiwan, collectively, the “Greater China”), whose registered office and principal place of business is situated at 25/F., Octa Tower, 8 Lam Chak Street, Kowloon Bay, Hong Kong.

Each of ACCUREXA and MEDISUN is referred to herein as a “Party” and collectively, as the “Parties.”

BACKGROUND

A.

MEDISUN has developed a NK (Natural Killer) cell technology (the “NK cell technology”) for the treatment of cancer.  The NK cell technology is currently clinically used to treat cancer patients at MEDISUN’s clinical facilities.

B.

MEDISUN desires to grant a license to ACCUREXA and ACCUREXA desires to be granted a license from MEDISUN for the use of the NK cell technology upon the terms, provisions, and conditions and for the consideration hereinafter set forth.

C.

On April 18th, 2017, MEDISUN and ACCUREXA entered into a license agreement (the “First License Agreement”) in relation to the grant of a license by MEDISUN to ACCUREXA in relation to the NK cell technology in Greater China (as defined in the First License Agreement).  The Board of Directors of each of ACCUREXA and MEDISUN has determined that it is desirable to enter into this Agreement to broaden the scope to the rest of the world.

NOW, THEREFORE, for and in consideration of the premises and mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto do hereby represent, warrant, covenant, and agree as follows:

ARTICLE 1.
DEFINITIONS AND KEY TERMS

1.1.

License

.  Based upon the representations, warranties, and covenants and subject to the terms, provisions, and conditions contained in this Agreement, at the Closing (as defined below), MEDISUN hereby grants a non-exclusive license (the “License”) to ACCUREXA to use the NK cell technology subject to the conditions set forth herein commencing from the date of this Agreement until the termination of the First License Agreement (the “Term”) to the rest of the world (i.e. other than the Greater China and the United States, which are the licensed region in the First License Agreement) (the “Further Licensed Region”).  For avoidance of doubt, the License shall include the provision of relevant technical advice and support from to time required by ACCUREXA during the Term.

1.2.

Consideration

.  On the Closing Date (as defined below), ACCUREXA shall be granted the License and in exchange issue and allot to MEDISUN (and/or its nominee(s) which is/are its subsidiary(ies)) 30,000,000 shares of ACCUREXA’s common stock (the “Consideration Shares”) as sole legal and beneficial owner without any lien or encumbrances.

1.3.

Closing

.  The Closing shall take place immediately upon signing of this Agreement (the “Closing Date”) at the registered office of MEDISUN (or such other location as may be agreed by the Parties) and ACCUREXA shall deliver to MEDISUN the original share certificate(s) registered in the name of MEDISUN (and/or its nominee(s) which is/are its subsidiary(ies)) in respect of all the Consideration Shares;

1.4.

Termination of the License

.  In the occurrence of any of the following events, the License shall be automatically terminate:

(a)

the Term as stated in this Agreement has expired (unless the Parties have agreed to renew the term by a separate written agreement); or

(b)

any Parties be ordered to be wound-up or liquidated (or similar procedures), or upon receipt of any petition (or similar document) for winding-up or liquidating any Parties.

In the event that any Party (the “Breaching Party”) has breached any terms of this Agreement, the other Party (the “Innocent Party”) may give written notice to the Breaching Party, and in the event that Breaching Party cannot remedy the breach(es) within 14 days of such notice, the Innocent Party may terminate the License.

Upon Closing, it is contemplated that ACCUREXA shall remain as a subsidiary of MEDISUN.  If ACCUREXA shall for any reasons cease to be a subsidiary of MEDISUN, MEDISUN may give written notice of not less than 14 days to terminate the License.

After the termination of the License, ACCUREXA shall immediately return or destroy all documents and information in relation to the License upon demand by MEDISUN.

1.5.

Post-Closing Matters

.  It is hereby agreed by the Parties that, upon Closing, so long as MEDISUN remains as a shareholder of ACCUREXA holding not less than 30% of the entire issued share capital of ACCUREXA, ACCUREXA shall use its best endeavor to ensure that:

(a)

MEDISUN may nominate, appoint or terminate any person to become directors of ACCUREXA, and ACCUREXA shall provide all necessary and reasonable assistance to MEDISUN to complete such nomination, appointment and termination, subject to the applicable laws and regulations and the constitutional document of ACCUREXA;

(c)

no subsidiary may be established by ACCUREXA without the prior written consent of MEDISUN; and

(d)

no new common stock or shares nor any Share Instruments (as defined below) may be issued or executed by ACCUREXA without the prior written consent of MEDISUN.

The rights and obligations in this Clause 1.5 shall be deemed to be repeated upon Closing.

For avoidance of doubt, the intention of entering into of this Agreement is to extend the licensed region to cover the Further Licensed Region.  Thus, as far as applicable, the post-closing obligations of the parties under the First License Agreement shall be continued to be effective to cover the licensed region under the First License Agreement as well as the Further Licensed Region.  Notwithstanding the entering of this Agreement, and the entering of this Agreement shall not affect the terms of the First License Agreement.

ARTICLE 2.
REPRESENTATIONS AND WARRANTIES BY ACCUREXA

ACCUREXA represents and warrants as follows to MEDISUN that, as at the Agreement Date and for the period from the Agreement Date to the date of the Closing (both dates inclusive):

2.1.

Organization, Standing and Power.  ACCUREXA is and shall be duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has the corporate power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to conduct its businesses as presently conducted.

2.2.

Authority; Execution and Delivery; Enforceability.  ACCUREXA has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement (the “Transactions”).  The execution and delivery by ACCUREXA of this Agreement and the consummation of the Transactions have been duly authorized and approved by its Board of Directors and no other corporate proceedings on the part of any of them are necessary to authorize this Agreement and the Transactions.  When executed and delivered, this Agreement will be enforceable against ACCUREXA in accordance with its terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors’ rights generally.

2.3.

No Conflicts; Consents.  The execution and delivery by ACCUREXA of this Agreement does not, and the consummation of the Transactions and compliance with the terms hereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any lien or encumbrance upon any of the properties or assets of the Company.

2.4.

Compliance with Applicable Laws and Licenses.  ACCUREXA has conducted its business and operations in compliance with all applicable Laws, and ACCUREXA has obtained all required licenses, consents, registrations, authorities and permits for operating its businesses, and ACCUREXA is not aware of any circumstances which may have arisen which may cause such licenses, consents, registrations, authorities and permits be revoked or not be renewed.

2.5.

Title of the Consideration Shares.  The Consideration Shares shall be duly and validly issued and allotted to MEDISUN (and/or its nominee(s) which is/are its subsidiary(ies)), fully paid and nonassessable, free and clear of all liens, and when issued and allotted, such Consideration Shares shall be freely transferable.

ARTICLE 3.
REPRESENTATIONS AND WARRANTIES BY MEDISUN

MEDISUN represents and warrants as follows to ACCUREXA as at the date of this Agreement:

3.1.

Organization; Authority

.  MEDISUN is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by MEDISUN of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate action, on the part of MEDISUN.  This Agreement has been duly executed by MEDISUN, and when delivered by MEDISUN in accordance with the terms hereof, will constitute the valid and legally binding obligation of MEDISUN, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

3.2.

Knowledge and Experience. MEDISUN has such knowledge and experience in financial and business matters so as to be capable of evaluating and understanding, and has evaluated and understood, the merits and risks of licensing the NK cell technology.

ARTICLE 4.
MISCELLANEOUS

4.1.

Fees and Expenses

.  Each Party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such Party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, save and except that any fee and cost for issuing and allotting the Consideration Shares as contemplated under this Agreement shall be borne by ACCUREXA.

4.2.

Indemnification

. Both Parties hereby indemnify and hold harmless on demand each other, its holding companies and subsidiaries, and their respective directors, officers, employees, advisers and agents (each, an “indemnified party”) from and against all actions, claims (whether or not any such claim involves or results in any actions or proceedings) and proceedings from time to time threatened or made against, and all liabilities, damages, losses, costs or expenses (including legal fees and expenses) (together “Losses”) suffered or made or incurred (including, without limitation, all Losses suffered or made or incurred arising out of or in connection with the investigation, preparation, defence or settlement of any such actions, claims and proceedings commenced or threatened, or the enforcement of such settlement or any judgment obtained in respect of any such actions, claims and proceedings) and any other Losses whatsoever and howsoever sustained, suffered, made, incurred or payable, by such indemnified party arising out of or in connection with (a) the License; (b) the issue and allotment of the Consideration Shares; (c) any breach or alleged breach on the part of ACCUREXA of any of the provisions of this Agreement or any other Transaction Documents, as applicable; (d) any of the representations, warranties and statements contained in this Agreement or any of the other Transaction Documents, as applicable being untrue, inaccurate, incomplete or misleading in any respect of having been breached; (e) any act or omission of ACCUREXA in relation to the License and/or the issue and allotment of the Consideration Shares; or (f) the issue and allotment of the Consideration Shares being, or being alleged to be, in violation of the requirements of any applicable laws, rules or regulations or any conditions or terms of any approvals in connection therewith.

4.3.

Entire Agreement

. This Agreement contains the entire agreement of the Parties relating to the subject matter hereof.  This Agreement and its terms may not be changed orally but only by an agreement in writing signed by the Party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

4.4.

Amendments; Waivers; No Additional Consideration

.  No provision of this Agreement may be waived or amended except in a written instrument signed by ACCUREXA and MEDISUN.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either Party to exercise any right hereunder in any manner impair the exercise of any such right.

4.5.

Construction

.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any Party.  This Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provisions of this Agreement.

4.6.

Successors and Assigns

.  This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns.

4.7.

Professional Advice

.  The Parties to this Agreement have been advised to seek independent professional and legal advice prior to the entering into of this Agreement.  The Parties hereby further acknowledge and confirm that the professional and legal advisors engaged or employed by one Party shall not represent or act for the other Party.

4.8.

No Third-Party Beneficiaries

.  This Agreement is intended for the benefit of the Parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.  It is hereby expressly stated that the Contracts (Rights of Third Parties) Ordinance (Chapter 623 of the laws of Hong Kong) shall not apply in this Agreement.

4.9.

Governing Law

.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the laws of the Republic of the Marshall Islands, and the Parties hereby submit to the non-exclusive jurisdiction of the courts of the Republic of the Marshall Islands.

4.10.

Execution

.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Party, it being understood that both Parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile or email transmission, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email signature page were an original thereof.

4.11.

Severability

.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the Parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

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IN WITNESS WHEREOF, the Parties hereto have caused this License Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ACCUREXA INC.

By: /s/ Sophia Yaqi Sun
Name:  Sophia Yaqi Sun
Title:  President & CEO

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IN WITNESS WHEREOF, the Parties hereto have caused this License Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

MEDISUN HOLDINGS LIMITED

By:

 /s/ Lisha Huang
Name: Lisha Huang
Title:  Director

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